                                                                   EXHIBIT 10.6


IBM BELGIUM FINANCIAL SERVICES S.A.

                              AMENDED AND RESTATED
                             COLLATERALIZED GUARANTY


          Priority Fulfillment Services, Inc. ("GUARANTOR") and IBM Belgium Financial Services S.A. a registered number of R.C., Brussels 451.673 with an address of Square Victoria Regina 1,BE-1210 Brussels VAT BE 424300467 ("IBM GF") entered into a Collateralized Guaranty dated September 27, 2001 (the "Prior Guaranty"). IBM GF and Guarantor wish to amend and restate the Prior Guaranty on the terms and conditions set forth herein. In consideration of credit and financing accommodations granted or to be granted by IBM GF to Business Supplies Distributors Europe B.V. and Supplies Distributors S.A. (collectively the "Borrower"), which is in the best interest of Guarantor, and for other good and valuable consideration received, Guarantor jointly and severally guaranties to IBM GF and to IBM Credit Corporation as agent to IBM GF ("IBM Credit"), from property held separately, jointly or in community, the prompt and unconditional performance and payment by Borrower of any and all obligations, liabilities, contracts, mortgages, notes, trust receipts, secured transactions, inventory financing and security agreements, and commercial paper on which Borrower is in any manner obligated, heretofore, now, or hereafter owned, contracted or acquired by IBM GF("Liabilities"), whether the Liabilities are individual, joint, several, primary, secondary, direct, contingent or otherwise. Guarantor also agrees to indemnify IBM GF and IBM Credit and hold IBM GF and IBM Credit harmless against any losses it may sustain and expenses it may incur, suffer or be liable for as a result of or in any way arising out of, following, or consequential to any transactions with or for the benefit of Borrower. Capitalized terms used herein without definition shall have the meaning described thereto in the IBM Global Financing Platinum Plan (with Invoice Discounting) dated __ March 2002 between IBM GF and the Borrower (as amended, modified and supplemented from time to time, the "Financing Agreement").

If Borrower fails to pay or perform any Liabilities to IBM GF when due, all Liabilities to IBM GF shall then be deemed to have become immediately due and payable, and Guarantor shall then pay upon demand the full amount of all sums owed to IBM GF by Borrower, together with all expenses, including reasonable attorney's fees.

The liability of Guarantor is direct and unconditional and shall not be affected by any extension, renewal or other change in the terms of payment of any security agreement or any other agreement between IBM GF and/or IBM Credit and Borrower, or any change in the manner, place or terms of payment or performance thereof, or the release, settlement or compromise of or with any party liable for the payment or performance thereof, or the waiver of any default or event of default under any financing agreement between IBM GF and/or IBM Credit and Borrower, or the release or non-perfection of any security thereunder, any change in Borrower's financial condition, or the interruption of business relations between IBM GF and Borrower. This Amended and Restated Guaranty is and shall be deemed to be a continuing guaranty and shall remain in full force and effect until the indefeasible payment in full of the Liabilities and any other amounts payable under this Amended and Restated Guaranty and the cessation of all obligations of IBM GF to extend credit to Borrower. Guarantor acknowledges that its obligations hereunder are in addition to and independent of any agreement or transaction between IBM GF and/or IBM Credit and Borrower or any other person creating or reserving any lien, encumbrance or security interest in any property of Borrower or any other person as security for any obligation of Borrower. IBM GF and IBM Credit need not exhaust its rights or recourse against Borrower or any other person or any security IBM GF and IBM Credit may have at any time before being entitled to payment from Guarantor.

To secure payment of all of Guarantor's current and future debts and obligations to IBMGF, and to secure the Liabilities, whether under this Amended and Restated Guaranty or any other agreement between IBM GF and/or IBM Credit and Guarantor, whether direct or contingent, Guarantor does assign, pledge and give to IBM GF a security interest in all of Guarantor's personal property, whether now owned or hereafter acquired or existing and wherever located, including the following:
(a) all inventory and equipment manufactured or sold by or bearing the trademark or tradename of International Business Machines

Corporation ("IBM") or any other Authorized Supplier and all parts thereof, attachments, additions, accessories and accessions thereto, all substitutions, repossessions, exchanges, replacements and returns thereof, all price protection credits, rebates, discounts and incentive payments relating to the foregoing, products, insurance and proceeds thereof and documents therefor ("IBM Credit Inventory"); (b) all accounts, chattel paper, instruments, negotiable documents, promissory notes, general intangibles (including contract rights, software and licenses), deposit accounts, commercial tort claims, intellectual property, investment property, pledged notes, letter of credit rights, supporting obligations, obligations of any kind owing to Guarantor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and all books, invoices, documents and other records in any form evidencing or relating to any of the foregoing; (c) all substitutions and replacements for all of the foregoing; and (d) all products or proceeds of all of the foregoing (all of the above assets are defined pursuant to the provisions of Article 9 of the Uniform Commercial Code as in effect in the State of New York and are hereinafter referred to as the "Collateral"). Collateral shall not include inventory and equipment of the Guarantor that is not IBM Credit Inventory (as defined above).

In connection with any working capital financing Guarantor receives from another financial institution or commercial lender ("Lender"), Guarantor may request that IBM GF and IBM Credit subordinate its interest in the Collateral (excluding the IBM Credit Inventory) and IBM GF and IBM Credit will not unreasonably withhold its consent provided that:

          (1) No default or event of default exists;

          (2) IBM GF, IBM Credit and Lender shall have entered into a subordination agreement in form and substance satisfactory to IBM GF and IBM Credit in all respects in its sole discretion;

          (3) IBM Credit shall be satisfied that the IBM Credit Inventory shall be segregated from the other property of Guarantor and its customers and IBM GF and IBM Credit shall have a first perfected priority security interest in the IBM Credit Inventory; and

          (4) The books and records maintained on behalf of the Borrower shall be kept separately from Guarantor's other books and records and Guarantor shall have conspicuously noted on the Borrower's books and records that such books and records are the property of Borrower.

IBM GF and IBM Credit shall have the right, but not the obligation, from time to time, as IBM GF and/or IBM Credit in their sole discretion may determine, and all without any advance notice to Guarantor, to: (a) examine the Collateral; (b) appraise it as security; (c) verify its condition and nonuse; (d) verify that all Collateral has been properly accounted for and this Agreement complied with, and (e) assess, examine, check and make copies of any and all of Guarantor's books, records and files.

If Guarantor does not comply with any of the terms of this Agreement, or Guarantor fails to fulfill any obligation to IBM GF and/or IBM Credit or any of IBM GF's and/or IBM Credit's affiliates under any other agreement between IBM GF or IBM Credit and Guarantor or between Guarantor and any of IBM GF's or IBM Credit's affiliates, or Guarantor becomes insolvent or ceases to do business as a going concern, or a bankruptcy, insolvency proceeding, arrangement or reorganization is filed by or against Guarantor, or any of Guarantor's property is attached or seized, or a receiver is appointed for Guarantor, or Guarantor commits any act which impairs the prospect of full performance or satisfaction of Guarantor's obligations to IBM GF and/or IBM Credit, or Guarantor shall lose any franchise, permission, license or right to conduct its business, or Guarantor misrepresents its financial condition or organizational structure, or whenever IBM GF deems the debt or Collateral to be insecure:

          a) IBM GF or IBM Credit may call all or any part of the amount Guarantor or Borrower owes IBM GF due and payable immediately, if permitted by applicable law, together with court costs and all costs and expenses of IBM GF and IBM Credit's repossession and collection activity, including, but not limited to reasonable attorney's fees.

          b) Guarantor will hold and keep the Collateral in trust, in good order and repair, for IBM GF and IBM Credit's benefit and shall not exhibit or sell it.

          c) Upon IBM GF and/or IBM Credit's demand, Guarantor will immediately deliver the Collateral to IBM GF and/or IBM Credit, in good order and repair, at a place reasonably convenient to IBM GF and IBM Credit, together with all related documents; or IBM GF and/or IBM Credit may, in their sole discretion and without demand, take immediate possession of the Collateral, together with all related documents.

          d) Guarantor waives and releases: (i) any and all claims and causes of action which Guarantor may now or ever have against IBM GF and IBM Credit as a result of any possession, repossession, collection or sale by IBM GF and/or IBM Credit of any of the Collateral, notwithstanding the effect of such possession, repossession, collection or sale upon Guarantor's business; (ii) all rights of redemption from any such sale; and (iii) the benefit of all valuation, appraisal and exemption laws. If IBM GF or IBM Credit seeks to take possession of any of the Collateral by replevin or other court process, Guarantor irrevocably waives any notice, bonds, surety and security relating thereto required by any statute, court rule or otherwise as an incident to such possession and any demand for possession of the Collateral prior to the commencement of any suit or action to recover possession thereof.

          e) Guarantor appoints IBM GF and IBM Credit or any person IBM GF and/or IBM Credit may delegate as its duly authorized Attorney-in-Fact (without notifying Guarantor) to do, in IBM GF's and IBM Credit's sole discretion, any of the following: (i) sell, assign, transfer, negotiate or pledge any and all accounts, chattel paper, or contract rights; (ii) endorse Guarantor's name on any and all notes, checks, drafts, or other forms of exchange received as payment on any accounts, chattel paper and contract rights, for deposit in IBM GF's and/or IBM Credit's account; (iii) grant any extension, rebate or renewal on any and all accounts, chattel paper or contract rights, or enter into any settlement thereof; (iv) demand, collect and receive any and all amounts due on accounts, chattel paper and contract rights; and (v) exercise any and all rights Guarantor has in the Collateral.

          f) In the event Guarantor brings any action or asserts any claim against IBM GF and/or IBM Credit which arises out of this Agreement, any other agreement or any of Guarantor's and IBM GF and/or IBM Credit's business dealings, in which Guarantor does not prevail, Guarantor agrees to pay IBM GF and IBM Credit all court costs and all costs and expenses of IBM GF's and IBM Credit's defense of such action of claim including, but not limited to, reasonable attorney's fees.

IBM GF and/or IBM Credit may also declare a default under this Agreement and exercise any and all rights and remedies available herein, if, in IBM GF's and/or IBM Credit's sole discretion, IBM GF or IBM Credit determines that the Collateral has decreased in value, and Guarantor has been unable to either: (a) provide IBM GF with additional Collateral in a form and substance satisfactory to IBMGF; or (b) pay the Shortfall Amount as defined in the Financing Agreement.

IBM GF and IBM Credit have and will always possess all the rights and remedies of a secured party under law, and IBM GF's and IBM Credit's rights and remedies are and will always be cumulative. Guarantor acknowledges and agrees that the Collateral is the subject of widely distributed standard price quotations and is customarily sold in a recognized market. Guarantor agrees that a private sale by IBM GF or IBM Credit of any of the Collateral to a dealer in those types of Collateral is a commercially reasonable sale. Further, Guarantor agrees that IBM GF's and/or IBM Credit's delivery of any of the Collateral to a distributor or manufacturer, with a request that it repurchase Collateral, as provided in any repurchase agreement with IBMGF, is a commercially reasonable disposition or sale.

Guarantor promises that (a) the Collateral is and shall remain free from all claims and liens except IBM GF's, IBM Credit's and the lien of Congress Financial Corporation (Southwest); (b) Guarantor shall defend the Collateral against all other claims and demands; and (c) Guarantor will notify IBM Credit before it signs, or authorizes the signing of any financing statement regardless of its coverage. Guarantor authorizes IBM Credit to file with any filing office such financing statements, amendments, addenda and other records showing IBM GF and IBM Credit as secured party and Guarantor as the debtor and identifying IBM GF's and IBM Credit's security interest in the Collateral that IBM GF and IBM Credit deems necessary to perfect and maintain IBM GF's and IBM Credit's security interest in the Collateral. Guarantor will execute any and all documents IBM GF and/or IBM Credit may request to confirm or perfect IBM GF's and IBM Credit's title or security interest in the Collateral.

Guarantor represents and covenants that the first paragraph of this Amended and Restated Guaranty states the exact name of Guarantor as set forth in its charter or other organizational record. Guarantor represents that it is duly organized under the laws of the State of Delaware and the organization document creating Guarantor has been filed in the appropriate office of such State. In addition, Guarantor's organizational identification number assigned by its State of organization is as follows: 2606094. Guarantor's principal place of business is located at 500 North Central Expressway, Plano, TX 75074 and Guarantor represents that its business is conducted as a CORPORATION. Guarantor will not change its name, location (as defined in Article 9 of the U.C.C.) or State of organization. Guarantor shall provide IBM GF and IBM Credit at least thirty (30) days prior written notice of any change in its form of ownership, management, and of any change in its principal place of business, or any additions or discontinuances of other business locations. The Collateral shall be kept at Guarantor's principal place of business and at the following addresses:

                       PFS
               4550 Quality Drive
               Memphis, TN  38118

                      PFS
               4638 Shelby Drive
               Memphis, TN  38118

             American Eagle Systems
               30 Corporate Drive
           Holtsville, New York  11742

until all sums owed IBM GF and IBM Credit are paid in full. Guarantor will immediately notify IBM GF and IBM Credit if the Collateral is kept at any other address. This paragraph is for IBM GF's and IBM Credit's informational purposes only, and is not in any way or manner intended to limit the extent of IBM GF's and/or IBM Credit's security interest in the Collateral. Guarantor and its predecessors have done and do business only under the following names: Priority Fulfillment Services, Inc.; PFSweb, Inc..

Guarantor will pay all taxes, license fees, assessments and charges on the Collateral when due. Guarantor will be responsible for any loss of Collateral for any reason whatsoever. Guarantor will keep the Collateral insured for its full insurable value against loss or damage by fire, wind, theft and for combined additional coverage, including vandalism and malicious mischief, and for other risks as IBM GF and/or IBM Credit may require. Guarantor will obtain insurance under such terms and in amounts as IBM GF and/or IBM Credit may specify, from time to time, in companies acceptable to IBM GF and/or IBM Credit, with a loss-payee or mortgagee clause payable to IBM GF and IBM Credit to the extent of any loss to the Collateral and containing a waiver of all defenses against Guarantor that is acceptable to IBM GF and IBM Credit. Guarantor further agrees to provide IBM GF and/or IBM Credit with written evidence of the required insurance coverage and loss-payee or mortgagee clause. Guarantor assigns to IBM GF and IBM Credit all sums not in excess of the unpaid debt owed IBM GF and IBM Credit, and directs any insurance company to make payment directly to IBM Credit to be applied to the unpaid debt owed IBM GF and/or IBM Credit. Guarantor further grants IBM Credit an irrevocable power of attorney to endorse any draft and sign and file all of the necessary papers, forms and documents to initiate and settle any and all claims with respect to the Collateral. If Guarantor fails to pay any of the above-referenced costs, charges or any insurance premiums, or if it fails to insure the Collateral, IBM GF and/or IBM Credit may pay such costs, charges or any insurance premiums, and the amounts paid shall be considered an additional debt owed by Guarantor to IBM GF and/or IBM Credit. Guarantor will promptly notify IBM Credit of any loss, theft or destruction of or damage to any of the Collateral.

Guarantor will not rent, lease, lend, demonstrate, pledge, create a security interest in, transfer or secrete any of the Collateral, or use the Collateral for any purpose other than exhibition, without IBM Credit's prior written consent.

This Amended and Restated Guaranty is assignable, shall be construed liberally in IBM GF's and IBM Credit's favor, and shall inure to the benefit of and bind IBM GF's, IBM Credit's and Guarantor's respective successors, personal representatives and assigns. Guarantor shall not assign this Amended and Restated Guaranty or its obligations hereunder without the prior written consent of IBM GF or IBM Credit.

If Borrower hereafter is incorporated, acquired by a corporation, dissolved, or otherwise undergoes any change in its management, ownership, identity, or organizational structure, this Amended and Restated Guaranty shall continue to extend to any Liabilities of the Borrower or such resulting corporation, dissolved corporation, or new or changed legal entity, or identity to IBM GF and IBM Credit.

Guarantor waives: notice of the acceptance of this Amended and Restated Guaranty, and of presentment, demand and protest; notices of nonpayment, nonperformance and dishonor; notices of amount of indebtedness of Borrower outstanding at any time; notices of the number and amount of advances made by IBM GF to Borrower in reliance on this Amended and Restated Guaranty; notice of the financial condition of Borrower or any other guarantor or any change therein; notice of the release of collateral for the Liabilities, of any other guaranty, pledge or suretyship agreement or any collateral therefor; notices of any legal proceedings or other efforts to collect against Borrower; notice of any recoupment, setoff, administrative freeze on Borrower's credit or assets; notice and any opportunity for a hearing as to any prejudgment remedies; and any other demands and notices required by law. Guarantor further waives all rights to assert against IBM GF and/or IBM Credit any right of recoupment, setoff, and all claims, defenses, and counterclaims against IBM GF, IBM Credit or Borrower, including any defense based on the lack of good faith. To the extent permitted by law, Guarantor also waives any and all rights in and notices or demands relating to any Collateral now or hereafter securing any of the Liabilities. All waivers by Guarantor herein shall survive any termination or revocation of this Amended and Restated Guaranty.

Guarantor authorizes IBM Credit to sell at public or private sale or otherwise realize upon the Collateral now or hereafter securing any of the Liabilities, in such manner and upon such terms and conditions as IBM GF and/or IBM Credit deems best, all without advertisement or notice to Borrower, Guarantor, or any third parties. Guarantor further authorizes IBM GF and IBM Credit to deal with the proceeds of such Collateral as provided in IBM GF's agreement with Borrower, without prejudice to IBM GF's claim for any deficiency and free from any right or redemption on the part of Borrower, Guarantor or any third parties, which right or redemption is hereby waived together with every formality prescribed by custom or by law in relation to any such sale or other realization.

Guarantor further agrees that all of its right, title and interest in, to and under any loans, notes, debts and all other liabilities and obligations whatsoever owed by Borrower to Guarantor, whether heretofore or hereafter created or incurred and for whatever amount, and all security therefor, shall be now and hereafter at all times fully subordinated to all Liabilities. Guarantor will not ask, demand or sue for, or take or receive payment of, all or any part of such loans, notes, debts or any other liabilities or obligations whatsoever or any security therefor, until and unless all of the Liabilities are paid, performed and fully satisfied except as expressly permitted by the Financing Agreement and provided no default or event of default exists. In addition, until such time that the Liabilities are indefeasibly paid in full, Guarantor irrevocably waives, for the benefit of IBM GF and IBM Credit, any and all rights which it presently has, or may hereafter have, whether by virtue of any payment or payments hereunder or otherwise, to be subrogated to the rights of IBM GF and IBM Credit against the Borrower with respect to any such indebtedness of the Borrower to IBMGF.

Guarantor has made an independent investigation of the financial condition of Borrower and gives this Amended and Restated Guaranty based on that investigation and not upon any representations made by IBM GF and/or IBM Credit. Guarantor acknowledges that it has access to current and future Borrower financial information which will enable Guarantor to continuously remain informed of Borrower's financial condition. Guarantor also consents to and agrees that the obligations under this Amended and Restated Guaranty shall not be affected by IBM GF's subsequent increases or decreases in the credit line that IBM GF may grant to Borrower; substitutions, exchanges or releases of all or any part of the Collateral now or hereafter securing any of the Liabilities; sales or other dispositions of any or all of the Collateral now or hereafter securing any of the Liabilities without demands, advertisement or notice of the time or place of the sales or other dispositions; realizing on the Collateral to the extent IBM Credit, in IBM Credit's sole discretion, deems proper; or purchases of all or any part of the Collateral for IBM GF's and/or IBM Credit's own account.

This Amended and Restated Guaranty and any and all obligations, liabilities, terms and provisions herein shall survive any and all bankruptcy or insolvency proceedings, actions and/or claims brought by or against Borrower, whether such proceedings, actions and/or claims are federal and/or state.

This Amended and Restated Guaranty is submitted by Guarantor to IBM GF(for IBM GF's acceptance or rejection thereof) at IBM GF's above specified office; as an offer by Guarantor to guaranty the credit and financial accommodations provided by IBM GF to Borrower. If accepted, this Amended and Restated Guaranty shall be deemed to have been made at IBM GF's above-specified office. THIS AMENDED AND RESTATED GUARANTY AND ALL OBLIGATIONS PURSUANT THERETO, SHALL BE GOVERNED AND CONTROLLED AS TO INTERPRETATION, ENFORCEMENT, VALIDITY, CONSTRUCTION, EFFECT AND, IN ALL OTHER RESPECTS BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS. GUARANTOR, TO INDUCE IBM GF TO ACCEPT THIS AMENDED AND RESTATED GUARANTY, AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS AMENDED AND RESTATED GUARANTY MAY BE LITIGATED, AT IBM GF'S AND/OR IBM CREDIT'S SOLE DISCRETION AND ELECTION, IN COURTS WITHIN THE STATE OF NEW YORK. GUARANTOR CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN THAT STATE. GUARANTOR WAIVES ANY RIGHT TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST GUARANTOR BY IBM GF AND/OR IBM CREDIT IN ACCORDANCE WITH THIS PARAGRAPH.

Any delay by IBM GF and/or IBM Credit, or IBM GF's and/or IBM Credit's successors or assigns in exercising any or all rights granted IBM GF and/or IBM Credit under this Amended and Restated Guaranty shall not operate as a waiver of those rights. Furthermore, any failure by IBM GF and/or IBM Credit, IBM GF's and/or IBM Credit's successors or assigns, to exercise any or all rights granted IBM GF and IBM Credit under this Amended and Restated Guaranty shall not operate as a waiver of IBM GF's and/or IBM Credit's right to exercise any or all of them later.

Notwithstanding anything contained in any document to the contrary, it is understood and agreed that the rights and claims of IBM GF and IBM Credit under the Prior Guaranty continue hereunder and the obligations of Guarantor under the Prior Guaranty constitute Liabilities hereunder

This document contains the full agreement of the parties concerning the guaranty of Borrower's Liabilities and can be varied only by a document signed by all of the parties hereto.

THE PARTIES AGREE THAT ANY ACTION, SUIT OR PROCEEDING, RELATING DIRECTLY OR INDIRECTLY TO THIS AMENDED AND RESTATED GUARANTY, OR THE RELATIONSHIP BETWEEN IBM CREDIT AND GUARANTOR, WILL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE WITHOUT A JURY. THUS, THE PARTIES HEREBY WAIVE ANY RIGHT TO A JURY TRIAL IN ANY SUCH ACTION, SUIT OR PROCEEDING.

WITNESS                                     PRIORITY FULFILLMENT SERVICES, INC.
                                               GUARANTOR

                                            By:
---------------------------------------        --------------------------------
Print Name:                                 Print Name:
           ----------------------------                ------------------------
                                            Title:
                                                  -----------------------------
                                            Date:
                                                 ------------------------------
                  (SEAL)

                                            Guarantor's Address:

                                            ------------------------

                                                       ,
                                            -----------  ----  -----
ATTEST:

---------------------------------------
                 Secretary
Print Name:
           -----------------------------


                                            IBM BELGIUM FINANCIAL SERVICES S.A.

                                            By:
                                               --------------------------------
                                            Print Name:
                                                       ------------------------
                                            Title:
                                                  -----------------------------